                           Fifth Third U.S. Treasury
                               Money Market Fund

                             Institutional Shares




                     For Customers of 1st Source Bank Only
----------------------
Prospectus
October 29, 2001

The Securities and Exchange Commission has not approved or disapproved the shares described in this prospectus or determined whether this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

            Fifth Third Funds
            U.S. Treasury Money Market Fund
            Institutional Shares

Overview

This section provides important information about the U.S. Treasury Money Market Fund (the "Fund"), a separate series of Fifth Third Funds, including:

 . the investment objective

 . principal investment strategies

 . principal risks, and

 . volatility and performance information

The Fund is managed by Fifth Third Asset Management Inc.

                               Table of Contents

This prospectus has been arranged into different sections so that you can easily review this important information. For more detailed information about the Fund, please see:

Objectives, Strategies and Risks
--------------------------------------------------------
U.S. Treasury Money Market Fund                        2
Shareholder Fees and Fund Expenses
--------------------------------------------------------
Fee Table                                              4
Expense Example                                        4
Additional Information About the Fund's Investments
--------------------------------------------------------
                                                       5
Fund Management
--------------------------------------------------------
Investment Advisor                                     8
Fund Administration                                    8
Shareholder Information
--------------------------------------------------------
Purchasing and Selling Fund Shares                     9
Purchasing and Adding to Your Shares                   9
Shareholder Contact Information                        9
Selling Your Shares                                   10
Exchanging Your Shares                                11
Dividends and Capital Gains                           11
Taxation                                              11
Financial Highlights
--------------------------------------------------------
                                                      12
Back Cover
--------------------------------------------------------
Where to learn more about Fifth Third Funds

                                               [GRAPHIC]
Fifth Third U.S. Treasury Money Market Fund


Fundamental         Stability of principal and current income consistent with
Objective           stability of principal.

Principal           The Fund manages its portfolio subject to strict SEC
Investment          guidelines, which are designed so that the Fund may
Strategies          maintain a stable $1.00 per share price, although there is no guarantee that it will do so. All of the Fund's investments are expected to mature in the short-term (397 days or less), and the dollar-weighted average portfolio maturity of the Fund may not exceed 90 days.

                    The Fund invests all of its assets in high-quality, short-term obligations issued by the U.S. Treasury, which are guaranteed as to principal and interest by the U.S. Government, and repurchase agreements collateralized by U.S. Treasury securities, and shares of registered money market investment companies that invest exclusively in these securities.

Principal           The Fund's principal risks include interest rate risk and
Investment Risks    net asset value risk. Interest rate risk involves the
                    possibility that the Fund's yield will decrease due to a decrease in interest rates or that the value of the Fund's investments will decline due to an increase in interest rates. Net asset value risk involves the possibility that the Fund will be unable to meet its goal of a constant
                    $1.00 per share.

An investment in the Fund is not a deposit of Fifth Third Bank or any other bank and is not insured or guaranteed by the FDIC or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in this Fund.

Fifth Third U.S. Treasury Money Market Fund
                                               [GRAPHIC]

Volatility and Performance Information

The bar chart and
table provide an
indication of the
risks of an
investment in the
Fund by showing
its performance
from year to year
and over time.

The returns
assume that Fund
distributions
have been
reinvested.

Past performance
does not indicate
how the Fund will
perform in the
future.

                                                                         [CHART]

                                                             1991          5.67%
                                                             1992          3.39%
                                                             1993          2.74%
                                                             1994          3.79%
                                                             1995          5.57%
                                                             1996          5.05%
                                                             1997          5.25%
                                                             1998          5.12%
                                                             1999          4.70%
                                                             2000          5.98%


                                The bar chart above does not reflect the impact of any applicable sales charges or account fees, which would reduce returns.


                          Best quarter:    Q4 2000 1.57%
                          Worst quarter:   Q2 1993 0.67%
                          Year to Date Return (1/1/01 to
                           9/30/01):               3.16%

                                -----------------------------------------------


                                                Average
                                                Annual
                                                Total
                                                Returns
                                                (for the
                                                periods
                                                ended
                                                December
                                                31,
                                                2000)
                                               ----------

                                                              Since Inception
                         Past Year Past 5 Years Past 10 Years   (12/12/88)
                      -------------------------------------------------------
   Institutional Shares    5.98%      5.22%         4.72%          5.33%

--------------------------------------------------------------------------------

  For current yield information, visit www.53.com or call 1-800-282-5706.

Shareholder Fees and Fund Expenses

Fee Table

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder fees are paid by you at the time you purchase or sell your shares. Annual Fund Operating Expenses are paid out of Fund assets, and are reflected in the share price. The Fund's fees and expenses are based upon the Fund's operating expenses for the fiscal year ended July 31, 2001.

                                            Fifth Third
                                           U.S. Treasury
                                           Money Market
                                               Fund
 Shareholder Fees
  Maximum Sales Charge (Load) Imposed
  on Purchases                                  None
--------------------------------------------------------
  Maximum Sales Charge (Load) Imposed
  on Reinvested Dividends                       None
--------------------------------------------------------
  Maximum Deferred Sales Load                   None
--------------------------------------------------------
  Annual Fund Operating Expenses
  (as a percentage of average net assets)
  Management fees                              0.40%
--------------------------------------------------------
  Distribution (12b-1) fees                     None
--------------------------------------------------------
  Other expenses                               0.24%
--------------------------------------------------------
  Total Annual Fund Operating Expenses         0.64%/1/

---------------------------------------------------------
---------------------------------------------------------
/1/During the last fiscal year, the Fund's Advisor and Administrator voluntarily agreed to waive fees and/or reimburse expenses to limit total annual fund operating expenses for the U.S. Treasury Money Market Fund to 0.39%. These waivers and/or expense reimbursements may be discontinued at any time.

Expense Example

Use the table below to compare fees and expenses with the fees and expenses of other mutual funds. The table illustrates the amount of fees and expenses you and the Fund would pay, assuming a $10,000 initial investment, 5% annual return, payment of maximum sales charges, and no changes in the Fund's operating expenses. Amounts are presented assuming redemption at the end of each period. Because these examples are hypothetical and for comparison only, your actual costs may be different.

             Fifth Third U.S.
             Treasury               1     3     5    10
             Money Market Fund     Year Years Years Years
               ------------------------------------------
             Institutional Shares  $65  $205  $357  $798
               ------------------------------------------

Additional Information About the Fund's Investments

Investment Practices

The Fund invests in a variety of securities and employ a number of investment techniques. Each security and technique involves certain risks. The following table describes the principal securities and techniques the Fund uses, as well as the main risks they pose. Fixed income securities are primarily influenced by market, credit and prepayment risks, although certain securities may be subject to additional risks. Following the table is a more complete discussion of risk. You may also consult the Statement of Additional Information for additional details regarding these and other permissible investments.

INSTRUMENT                                                          RISK TYPE
----------                                                          ---------
Bonds: Interest-bearing or discounted securities that obligate       Market
 the issuer to pay the bondholder a specified sum of money,          Credit
 usually at specific intervals, and to repay the principal        Interest Rate
 amount of the loan at maturity.                                    Liquidity

Derivatives: Instruments whose value is derived from an            Management
 underlying contract, index or security, or any combination          Market
 thereof, including futures, options (e.g., put and calls),          Credit
 options on futures, swap agreements, and some mortgage-backed      Liquidity
 securities.                                                        Leverage
                                                                  Interest Rate

Forward Commitments: A purchase of, or contract to purchase,        Leverage
 securities at a fixed price for delivery at a future date.         Liquidity

Illiquid Securities: Securities which may be difficult to sell      Liquidity
 at an acceptable price.                                             Market

Investment Company Securities: Shares of investment companies.       Market
 These investment companies may include money market funds of
 Fifth Third Funds and shares of other registered investment companies for which the Adviser to a Fund or any of their
 affiliates serves as investment adviser, administrator or
 distributor.

Money Market Instruments: Investment-grade, U.S. dollar              Market
 denominated debt securities that have remaining maturities of       Credit
 one year or less. These securities may include U.S. government obligations, commercial paper and other short-term corporate obligations, repurchase agreements collateralized with U.S.
 government securities, certificates of deposit, bankers'
 acceptances, and other financial institution obligations. These securities may carry fixed or variable interest rates.

Repurchase Agreements: The purchase of a security and the            Market
 simultaneous commitment to return the security to the seller at    Leverage
 an agreed upon price on an agreed upon date. This is treated as a loan.

Restricted Securities: Securities not registered under the          Liquidity
 Securities Act of 1933, such as privately placed commercial         Market
 paper and Rule 144A securities.

Reverse Repurchase Agreement: The sale of a security and the         Market
 simultaneous commitment to buy the security back at an agreed      Leverage
 upon price on an agreed upon date. This is treated as a
 borrowing by a Fund.

Additional Information About the Fund's Investments

INSTRUMENT                                                          RISK TYPE
----------                                                          ---------
Stripped Obligations: U.S. Treasury obligations and their         Interest Rate
 unmatured interest coupons that have been separated
 ("stripped") by their holder, typically a custodian bank or other institution.

U.S. Treasury Obligations: Bills, notes, bonds, separately        Interest Rate
 traded registered interest and principal securities, and
 coupons under bank entry safekeeping.

Variable and Floating Rate Instruments: Obligations with             Credit
 interest rates which are reset daily, weekly, quarterly or some    Liquidity
 other period and which may be payable to the Fund on demand.        Market

When-Issued and Delayed Delivery Transactions: Purchase or           Market
 contract to purchase securities at a fixed price for delivery      Leverage
 at a future date. Under normal market conditions, when-issued      Liquidity
 purchases and forward commitments will not exceed 20% of the        Credit
 value of a Fund's total assets.

Zero-Coupon Debt Obligations: Bonds and other debt obligations       Credit
 that pay no interest, but are issued at a discount from their       Market
 value at maturity. When held to maturity, their entire return      Interest
 equals the difference between their issue price and their            Rate
 maturity value.

Investment Risks

Below is a more complete discussion of the types of risks inherent in the securities and investment techniques listed above as well as those risks discussed in "Principal Investment Risks." Because of these risks, the value of the securities held by the Fund may fluctuate, as will the value of your investment in the Fund. Certain investments are more susceptible to these risks than others.

Credit Risk. The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation. Credit risk is generally higher for non-investment grade securities. The price of a security can be adversely affected prior to actual default as its credit status deteriorates and the probability of default rises.

Interest Rate Risk. The risk that debt prices overall will decline over short or even long periods due to rising interest rates. A rise in interest rates typically causes a fall in values, while a fall in rates typically causes a rise in values. Interest rate risk should be modest for shorter-term securities, moderate for intermediate-term securities, and high for longer-term securities. Generally, an increase in the average maturity of the Fund will make it more sensitive to interest rate risk. The market prices of securities structured as zero coupon are generally affected to a greater extent by interest rate changes. These securities tend to be more volatile than securities which pay interest periodically.

Investment Style Risk. The risk that returns from a particular class or group of stocks (e.g., value, growth, small cap, large cap) will trail returns from other asset classes or the overall stock market. Groups or asset classes of stocks tend to go through cycles of doing better--or worse--than common stocks in general. These periods can last for periods as long as several years. Additionally, a particular asset class or group of stocks could fall out of favor with the market, causing the Fund to underperform funds that focus on other types of stocks.

Leverage Risk. The risk associated with securities or practices that multiply small index or market movements into large changes in value. Leverage is often associated with investments in derivatives, but also may be embedded directly in the characteristics of other securities.

Additional Information About the Fund's Investments

  Hedged. When a derivative (a security whose value is based on another security or index) is used as a hedge against an opposite position that the Fund also holds, any loss generated by the derivative should be substantially offset by gains on the hedged investment, and vice versa. Hedges are sometimes subject to imperfect matching between the derivative and underlying security, and there can be no assurance that a Fund's hedging transactions will be effective.

  Speculative. To the extent that a derivative is not used as a hedge, the Fund is directly exposed to the risks of that derivative. Gains or losses from speculative positions in a derivative may be substantially greater than the derivatives original cost.

Liquidity Risk. The risk that certain securities may be difficult or impossible to sell at the time and the price that would normally prevail in the market. The seller may have to lower the price, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on Fund management or performance. This includes the risk of missing out on an investment opportunity because the assets necessary to take advantage of it are tied up in less advantageous investments.

Management Risk. The risk that a strategy used by a Fund's portfolio manager may fail to produce the intended result. This includes the risk that changes in the value of a hedging instrument will not match those of the asset being hedged. Incomplete matching can result in unanticipated risks.

Market Risk. The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably. These fluctuations may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time. Market risk may affect a single issuer, industrial sector of the economy or the market as a whole. There is also the risk that the current interest rate may not accurately reflect existing market rates. For fixed income securities, market risk is largely, but not exclusively, influenced by changes in interest rates. A rise in interest rates typically causes a fall in values, while a fall in rates typically causes a rise in values. Finally, key information about a security or market may be inaccurate or unavailable. This is particularly relevant to investments in foreign securities.

Political Risk. The risk of losses attributable to unfavorable governmental or political actions, seizure of foreign deposits, changes in tax or trade statutes, and governmental collapse and war.

Pre-Payment/Call Risk. The risk that the principal repayment of a security will occur at an unexpected time. Prepayment risk is the chance that the repayment of a mortgage will occur sooner than expected. Call risk is the possibility that, during times of declining interest rates, a bond issuer will "call"--or repay--higher yielding bonds before their stated maturity. Changes in pre-payment rates can result in greater price and yield volatility. Pre-payments and calls generally accelerate when interest rates decline. When mortgage and other obligations are pre-paid or called, a Fund may have to reinvest in securities with a lower yield. In this event, the Fund would experience a decline in income--and the potential for taxable capital gains. Further, with early prepayment, a Fund may fail to recover any premium paid, resulting in an unexpected capital loss. Prepayment/call risk is generally low for securities with a short-term maturity, moderate for securities with an intermediate-term maturity, and high for securities with a long-term maturity.

Regulatory Risk. The risk associated with Federal and state laws which may restrict the remedies that a lender has when a borrower defaults on loans. These laws include restrictions on foreclosures, redemption rights after foreclosure, Federal and state bankruptcy and debtor relief laws, restrictions on "due on sale" clauses, and state usury laws.

Tax Risk. The risk that the issuer of the securities will fail to comply with certain requirements of the Internal Revenue Code, which would cause adverse tax consequences.

Fund Management

Investment Advisor

Fifth Third Asset Management Inc., (the "Advisor"), 38 Fountain Square Plaza, Cincinnati, Ohio 45263, serves as investment advisor to all Funds and is wholly owned by Fifth Third Bancorp.

As of September 30, 2001, Fifth Third Asset Management Inc. had approximately $22.2 billion of assets under management including $5.9 billion of assets in the Fifth Third Funds.

The management fees, after voluntary fee waivers, paid by the Funds for the fiscal year ended July 31, 2001 are as follows:

                                 As a percentage of
                                 average net assets
---------------------------------------------------
U.S. Treasury Money Market Fund         0.25%
---------------------------------------------------

Fund Administration

Fifth Third Bank serves as administrator of the Funds. The administrator generally assists in all aspects of the Funds' administration and operation, including providing the Funds with certain administrative personnel and services necessary to operate the Funds, such as legal and accounting services. Fifth Third Bank provides these at an annual rate as specified below:

          Maximum                                      Average Aggregate Daily
     Administrative Fee                                Net Assets of the Trust
     ------------------                                -----------------------
           0.20%                                       of the first $1 billion
           0.18%                                        of the next $1 billion
           0.17%                                       in excess of $2 billion

Fifth Third Bank may periodically waive all or a portion of its administrative fee which will cause the yield of a Fund to be higher than it would otherwise be in the absence of such a waiver.

Pursuant to a separate agreement with Fifth Third Bank, BISYS Fund Services Limited Partnership ("BISYS") performs sub-administrative services on behalf of each Fund, including providing certain administrative personnel and services necessary to operate the Funds.

Shareholder Information

Purchasing and Selling Fund Shares

Pricing Fund Shares

The Fund's Net Asset Value (NAV) is calculated by dividing the Fund's net assets by the number of its shares outstanding. The Fund attempts to maintain a NAV of $1 per share. The value of each portfolio instrument held by the Fund is determined by using amortized cost.

Fifth Third U.S. Treasury Money Market calculates its NAV at 2 p.m. Cincinnati time. The Fund's NAV is calculated on any day that the Federal Reserve Bank of Cleveland and the principal bond markets (as recommended by the Bond Market Association) are open for regular trading, as well as any other day on which regular trading in money market instruments is taking place. On any day that the bond markets close early, such as days in advance of holidays or in the event of any emergency, the Fund reserves the right to advance the time NAV is determined and by which purchase, redemption, and exchange orders must be received on that day. The Fund will be closed on the following holidays: New Year's Day, Martin Luther King Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans Day, Thanksgiving Day and Christmas.

Purchasing and Adding to Your Shares

You may purchase shares on days when the Fund is open for business. Your purchase price will be the next NAV after your purchase order, completed application and full payment have been received by the Fund or its transfer agent. All orders for the Fund must be received by the Fund or its transfer agent by 2 p.m. (Cincinnati time) in order to receive that day's NAV.

Institutional Shares only may be purchased through the Trust and Investment Department of Fifth Third Bank, Fifth Third Securities, Inc.--Institutional Investment Division, qualified employee retirement plans subject to minimum requirements that may be established by the distributor of Fund shares, or broker-dealers, investment advisers, financial planners or other financial institutions which have an agreement with the Fund to place trades for themselves or their clients for a fee. In order to purchase Institutional shares through one of those entities, you must have an account with it. That account will be governed by its own rules and regulations, which may be more stringent than the rules and regulations governing an investment in the Fund, and you should consult your account documents for full details. Your shares in the Fund may be held in an omnibus account in the name of that institution.

Shareholder Contact Information

For account holders through Fifth Third Bank or its affiliates, please contact your investment officer at your local Fifth Third Bank.

For institutional account holders at other financial institutions (non-Fifth Third Bank), please contact your investment representative or financial institution or call 1-800-282-5706.

The entity through which you are purchasing your shares is responsible for transmitting orders to the Fund and it may have an earlier cut-off time for purchase requests. Consult that entity for specific information. If your purchase order has been received by the Fund prior to the time designated by the Fund for receiving orders, you will receive the dividend, if any, declared for that day.

Investment          The minimum initial investment in Institutional shares of
Amounts             the Fund offered by this Prospectus is $1,000. Subsequent
                    investments must be in amounts of at least $50. An institutional investor's minimum investment will be calculated by combining all accounts it maintains with the Fifth Third Funds. The Fund reserves the right to waive the minimum investment.

Shareholder Information

                    All purchases must be in U.S. dollars. A fee may be charged for any checks that do not clear. The Fund reserves the right to reject third-party checks.

                    For details, contact the Trust toll free at 1-800-282-5706 or write to: Fifth Third Funds, P.O. Box 182706, Columbus, Ohio 43218-2706.

                    The Fund may reject a purchase order for any reason.

Avoid 31% Tax Withholding

The Fund is required to withhold 31% of taxable dividends, capital gains distributions and redemptions paid to any shareholder who has not provided the Fund with his or her certified Taxpayer Identification Number (your Social Security Number for individual investors) in compliance with IRS rules. To avoid this withholding, make sure you provide your correct Tax Identification Number.

Selling Your Shares

You may sell your shares on days when the Fund is open for business. Your sales price will be the next NAV after your sell order is received by the Fund, its transfer agent, or your investment representative. All orders must be received prior to the time the Fund calculates its NAV in order to receive that day's NAV. If your order has been received by the Fund prior to the time the Fund calculates its NAV, and your shares have been sold you will not receive the dividend, if any, declared for that day. Normally you will receive your proceeds within a week after your request is received.

In order to sell your shares, call the Trust and Investment Department at Fifth Third Bank, Fifth Third Securities, Inc.--Institutional Investment Division, the sponsor of your qualified employee retirement plan or the broker-dealer, investment adviser, financial planner or other institution through which you purchased your shares.

The entity through which you are selling your shares is responsible for transmitting the order to the Fund, and it may have an earlier cut-off for sale requests. Consult that entity for specific information. If your sell order has been received by the Fund prior to the time designated by the Fund for receiving orders on a specific day, you will not receive the dividend, if any, declared for that day. See "Shareholder Contact Information" above.

If you experience difficulty making a telephone redemption during periods of drastic economic or market change, you can send your request by regular mail to: Fifth Third Funds, P.O. Box 182706, Columbus, Ohio 43218-2706, or by express mail to: Fifth Third Funds, c/o BISYS Fund Services, 3435 Stelzer Road, Columbus, Ohio 43219-3035.

Postponement of Redemption Payments

The Fund may delay sending to you redemption proceeds for up to 7 days, or during any period when (a) trading on the NYSE is restricted by applicable rules and regulations of the SEC, (b) the NYSE is closed for other then customary weekend and holiday closings, (c) the SEC has by order permitted such suspension, or (d) an emergency exists as determined by the SEC.

Closing of Small Accounts

If your account falls below $1,000 because of redemptions, the Fund may ask you to increase your balance. If it is still below the minimum after 30 days, the Fund may close your account and send you the proceeds at the current NAV.

Shareholder Information

Exchanging Your Shares

You may exchange     Instructions for Exchanging Shares
your
Institutional        To exchange your shares, call the institution through
shares for           which you purchased your shares for exchange procedures
Institutional        or call 1-800-282-5706.
shares of any
other Fifth Third    Notes on Exchanges
Fund. No
transaction fees     To prevent disruption in the management of the Fund,
are charged for      market timing strategies and frequent exchange activity
exchanges. Be        may be limited by the Fund. Although not anticipated, the
sure to read the     Fund may reject exchanges, or change or terminate rights
Prospectus           to exchange shares at any time.
carefully of any
Fund into which      Shares of the new Fund must be held under the same
you wish to          account name, with the same registration and tax
exchange shares.     identification numbers, as shares of the old Fund.

You must meet the    The exchange privilege may be changed or eliminated at
minimum              any time.
investment
requirements for     The exchange privilege is available only in states where
the Fund into        shares of the Fund may be sold.
which you are
exchanging.          All exchanges are based on the relative net asset value
Exchanges from       next determined after the exchange order is received by
one Fund to          the Fund.
another are
taxable for
investors subject
to federal or
state income
taxation.

Dividends and Capital Gains

All dividends and capital gains will be automatically reinvested unless you request otherwise. You can receive them in cash or by electronic funds transfer to your bank account if you are not a participant in an IRA account or in a tax qualified plan. There are no sales charges for reinvested distributions.

Dividends, if any, are declared daily and paid monthly. Capital gains, if any, are distributed at least annually. The Fund does not expect to pay capital gains.

Taxation

Federal Income Tax

Taxation of Distributions

The Fund expects to distribute substantially all of its net investment income (including net capital gains and tax-exempt interest income, if any) to its shareholders. Unless otherwise exempt or as discussed below, shareholders are required to pay federal income tax on any dividends and other distributions, including capital gains distributions received. This applies whether dividends and other distributions are received in cash or as additional shares. Distributions are taxable to shareholders even if they are paid from income or gains earned by the Fund before a shareholder's investment (and thus were included in the price paid).

State and Local Taxes

Shareholders may also be subject to state and local taxes on distributions and redemptions. Under state or local law, distributions of investment income may be taxable to shareholders as dividend income even though a substantial portion of such distribution may be derived from interest excluded from gross income for federal income tax purposes that, if received directly, would be exempt from such income taxes. State laws differ on this issue, and shareholders are urged to consult their own tax advisors regarding the taxation of their investments under state and local tax laws.

This is a brief summary of certain income tax consequences relating to an investment in the Fund, and shareholders are urged to consult their own tax advisors regarding the taxation of their investments under federal, state and local laws.

Financial Highlights

The financial highlights table is intended to help you understand the Fund's financial performance for the past five years or the period of the Fund's operations, if shorter. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information for the Fifth Third U.S. Treasury Money Market Fund for the year ended July 31, 2001 has been audited by Arthur Andersen LLP, whose report, along with the Fund's financial statements, are included in the Fund's report, which is available upon request. The information for periods ended prior to July 31, 2000 for the Fifth Third U.S. Treasury Money Market Fund has been audited by Ernst & Young LLP.

                                     Fifth Third U.S. Treasury Money Market Fund
                                    Institutional Shares

                                          Year Ended July 31,
                             --------------------------------------------------
                                2001       2000      1999      1998      1997
Per Share Data               ----------  --------  --------  --------  --------
Net asset value, beginning
 of period                   $     1.00  $   1.00  $   1.00  $   1.00  $   1.00
--------------------------------------------------------------------------------
Income from investment
 operations:
 Net investment income             0.05      0.06      0.05      0.05      0.05
--------------------------------------------------------------------------------
 Total from investment
  operations                       0.05      0.06      0.05      0.05      0.05
--------------------------------------------------------------------------------
Less distributions:
 Distributions to
  shareholders from net
  investment income               (0.05)    (0.06)    (0.05)    (0.05)    (0.05)
--------------------------------------------------------------------------------
 Total distributions              (0.05)    (0.06)    (0.05)    (0.05)    (0.05)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Net asset value, end of
 period                      $     1.00  $   1.00  $   1.00  $   1.00  $   1.00
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Total return                       5.30%     5.40%     4.68%     5.31%     5.11%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Ratios to Average Net
 Assets:
 Net expenses                      0.39%     0.38%     0.38%     0.38%     0.42%
 Net investment income             5.08%     5.26%     4.57%     5.19%     5.00%
 Expense
  waiver/reimbursement (a)         0.25%     0.24%     0.24%     0.24%     0.17%
--------------------------------------------------------------------------------
Supplemental data:
 Net assets at end of period
  ($000)                     $1,058,407  $871,657  $856,286  $876,089  $539,087
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

(a) This voluntary expense decrease is reflected in both the net expense and net investment income ratios shown above.

Addresses
--------------------------------------------------------------------------------

Fifth Third U.S. Treasury Money          Fifth Third Funds
 Market Fund.                            3435 Stelzer Road
                                         Columbus, Ohio 43219


--------------------------------------------------------------------------------

Investment Advisor                       Fifth Third Asset Management Inc.
                                         38 Fountain Square Plaza
                                         Cincinnati, Ohio 45263

--------------------------------------------------------------------------------

Distributor                              Fifth Third Funds Distributor, Inc.
                                         3435 Stelzer Road
                                         Columbus, Ohio 43219

--------------------------------------------------------------------------------

Custodian, Transfer Agent, Dividend      Fifth Third Bank
 Disbursing Agent, and Administrator     38 Fountain Square Plaza
                                         Cincinnati, Ohio 45263

--------------------------------------------------------------------------------

Sub-Administrator and Sub-Fund           BISYS Fund Services Limited Partnership
 Accountant                              3435 Stelzer Road
                                         Columbus, Ohio 43219

--------------------------------------------------------------------------------

Sub-Transfer Agent                       BISYS Fund Services Ohio, Inc.
                                         3435 Stelzer Road
                                         Columbus, Ohio 43219

--------------------------------------------------------------------------------

Independent Auditors                     Arthur Andersen LLP
                                         720 E. Pete Rose Way
                                         Suite 400
                                         Cincinnati, Ohio 45202

--------------------------------------------------------------------------------

The following additional information is available to you upon request and without charge.

Annual/Semiannual Reports (Reports):
The Funds' annual and semi-annual reports to shareholders contain additional information on the Funds' investments. The Funds' annual reports also contain discussions of the market conditions and investment strategies that significantly affected the Funds' performance during each Funds' last fiscal year.


Statement of Additional Information (SAI): The SAI provides more detailed information about the Funds, including their operations and investment policies. It is incorporated by reference and is legally considered a part of this prospectus.

--------------------------------------------------------------------------------

You can get free copies of annual and semi-annual reports, the SAI, prospectuses of other Fifth Third Funds, or request other information and discuss your questions about the Funds by contacting a broker or other financial institution that sells the Funds. In addition, you may contact the Funds at:

                               Fifth Third Funds
                               3435 Stelzer Road
                             Columbus, Ohio 43219
                           Telephone: 1-800-282-5706
                         Internet: http://www.53.com*
                                   -----------------

--------------------------------------------------------------------------------
              * The Funds' website is not part of this Prospectus.

You can review the annual and semi-annual reports and the SAI at the Public Reference Room of the Securities and Exchange Commission. You can get copies:
 .   For a fee, by writing the Public Reference Section of the Commission,
    Washington, D.C. 20549-0102 or calling 1-202-942-8090, or by electronic request, by e-mailing the SEC at the following address: publicinfo@sec.gov.
 .   At no charge from the Commission's Website at http://www.sec.gov.


10/01                                  Investment Company Act file no. 811-5669.